Filed pursuant to Rule 497(a)

File No. 333-203147

Rule 482ad

Investor Presentation Third Quarter – 2015 MAINST CAPITAL CORPORATION Main Street Capital Corporation NYSE: MAIN mainstcapital Page 1

Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of November 6, 2015 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance. containedhereinto circumstances, except regulations. reflectsubsequentlyoccurringeventsor as required by applicable securities laws and This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 2

Main Street Capital Corporation Investor Presentation Corporate Overview 3rd Quarter – 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 3

MAIN is a Principal Investor in Private Debt and Equity Hybrid debt and equity investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Internally-managed Business Development Company (BDC) • • IPO in 2007 Greater than $3.0 billion in capital under management – Greater than $2.2 billion internal at MAIN – Approximately $0.9 billion as a sub-advisor to a third party Invests in the under-served Lower Middle Market (LMM) •Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in interest-bearing debt investments in Middle Market companies •Generally issuances of secured and/or rated debt securities •Generally larger companies than LMM investment strategy Growing asset management advisory services Significant management ownership / investment in MAIN Headquartered in Houston, Texas Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 4

MAIN is a Principal Investor in Private Debt and Equity MAIN’s unique investment strategy, efficient operating structure and conservative capitalization are designed to provide sustainable, long-term growth in recurring monthly dividends, as well as long-term capital appreciation, to our shareholders Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Consistent cash dividend yield – dividends paid monthly • • MAIN has never decreased its monthly dividend rate Began paying periodic supplemental dividends in January 2013 and moved to semi-annual supplemental dividends in July 2013 Owns two Small Business Investment Company (SBIC) Funds • Main Street Mezzanine Fund (2002 vintage) and Main Street Capital II (2006 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage • Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities • Favorable opportunities in capital markets through investment grade rating of BBB from Standard & Poor’s Rating Services Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 5

MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) and generate realized gains to support dividend growth Focus on LMM equity investments and efficient operating structure differentiates MAIN and provides opportunity for significant total returns for our shareholders • • NAV growth of approximately $9 per share (or 70%) since 2007 Cumulative net realized gains from portfolio investments of $31.3 million since Initial Public Offering Approximately $3.25 per share in cumulative, pre-tax net unrealized appreciation at September 30, 2015 Realized gains provide taxable income in excess of net investment income and fund supplemental dividends • • Internally managed operating structure provides significant operating leverage • Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.4%(1) Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Net Investment Income Alignment of interests between MAIN management and our shareholders • • • (1) Based upon the trailing twelve month period ended September 30, 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 6

MAIN Strategy Produces Differentiated Returns Three Pronged Value Proposition – Three Ways to Win are Better Than One 1. Sustain and Grow Regular Monthly Dividends • • • • • 64% increase from $0.33 per share in Q4 2007 to declared dividend of $0.54 per share in Q1 2016 Never decreased regular monthly dividend (including through 2008/2009 recession) or paid a return of capital distribution Paid or declared $14.52 per share in regular monthly dividends since October 2007 IPO Most BDCs generate virtually all of their total return through regular dividends Multi-faceted investment strategy supports growth over various cycles and markets 2. Supplement Regular Monthly Dividends with Semi-Annual Supplemental Dividends • Paid or declared $1.90 per share in supplemental dividends since 2012, resulting in total dividends paid or declared of $16.42 since October 2007 IPO at $15.00 per share Transitioned to semi-annual supplemental dividend interval vs. annual interval in 2013 Represents payments from undistributed taxable income (currently $0.84 per share) generated primarily through net realized gains and net investment income in excess of regular dividends(1) Primarily the product of realized gains on LMM equity investment component of strategy (analogous to PIK income from cash flow perspective, but more tax efficient and without a cap on upside) Maintaining undistributed taxable income that is a multiple of our supplemental dividend provides visibility regarding sustainability • • • • 3. Meaningfully Grow Net Asset Value (“NAV”) Per Share • • • • • $12.85 at December 31, 2007 to $21.79 at September 30, 2015 – 70% growth; CAGR of 7.0% Primarily through net unrealized appreciation (~35%), undistributed income (~10%), and accretive offerings (~55%) Represents incremental economic return to investors beyond dividends Debt-focused BDCs (which is most BDCs) cannot generate NAV per share growth through the cycles Unrealized appreciation is good proxy for future dividend growth without need for additional dilutive capital through harvested gains and growing portfolio dividend income on equity investments (1) Estimated amount of undistributed taxable income as of September 30, 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 7

Historical Dividend and Net Asset (“NAV”) Per Share Growth Value $0.90 $24.00 MAIN’s unique focus on equity investments in the Lower Middle Market provides the opportunity for significant NAV growth MAIN’s efficient operating structure provides significant operating leverage and greater dividends and overall returns for our shareholders MAIN’s dividends have been covered by DNII and net realized gains – MAIN has never paid a return of capital distribution $22.00 $0.80 $20.00 $0.70 $18.00 $0.60 $16.00 $0.50 $14.00 $0.40 $12.00 $0.30 $10.00 $0.20 $0.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 6 2007 Regular Dividends Supplemental Dividends DNII per share NAV per share • Includes recurring monthly and supplemental dividends paid and declared as of November 6, 2015. As of September 30, 2015, MAIN had estimated undistributed taxable income of approximately $42 million, or approximately $0.84 per share Return on equity on trailing twelve month basis ranging between 11.6% and 23.0% for 2010 through the third quarter of 2015 • • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 8 DNII and Dividends Per Share NAV Per Share Recessionary Period Q4 Q1 Q2 Q3 Q4 201 2008 2009 2010 2011 2012 2013 2014 2015

MAIN ST CAPITAL CORPORATION

MAIN Historical Highlights

($ in millions)

Milestones	2007 / 2008	2009	2010	2011	2012	2013	2014	2015[1]
Significant Events	▸IPO $64.5 NASDAQ Listing (Oct 2007)	▸SBIC Debt Cap Increased to $225.0 (Feb)	▸Exchange Offer for 88% Ownership of Main Street Capital II (MSC II) (2nd SBIC License) (Jan) ▸NYSE Listing (Oct)	▸SBIC of the Year Award (May)	▸Purchase of Remaining Equity In MSC II (Mar)	▸Supplemental Dividends: – $0.35/share (Jan) – $0.20/share (Jul) – $0.25/share (Dec)	▸S&P Investment Grade (IG) rating of BBB (Sep) ▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec)	▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec)
Senior Credit Facility	▸$30.0 (Oct 2008)		▸$85.0 (Sep)	▸$100.0 (Jan) ▸$155.0 (Jun) ▸$210.0 (Nov) ▸$235.0 (Dec)	▸$277.5 (May) ▸$287.5 (Jul) ▸Extension to 5-year maturity (Nov)	▸$372.5 (May) ▸$445.0 (Sep) ▸Revolving for full 5-year period (Sep)	▸$502.5 (Jun) ▸$522.5 (Sep) ▸$572.5 (Dec)	▸$597.5 (Apr)
Debt Offerings						▸$92.0 6.125% 10-Year Notes (Apr)	▸$175.0 4.5% 5-Year IG Notes (Nov)	
Equity Offerings	▸IPO $64.5 (Oct 2007)	▸$17.4 (May)	▸$42.4 (Jan) ▸$48.3 (Aug)	▸$73.9 (Mar) ▸$60.4 (Oct)	▸$97.0 (Jun) ▸$80.5 (Dec)	▸$136.9 (Aug)	▸$144.9 (Apr)	▸$136.1 (Mar)
Total Value of Investment Portfolio and Number of Companies[2]	2007 $105.7 27 Companies 2008 $127.0 31 Companies	$159.2 41 Companies	$408.0 77 Companies	$658.1 114 Companies	$924.4 147 Companies	$1,286.2 176 Companies	$1,563.3 190 Companies	$1,867.4 206 Companies

(1) Through November 6, 2015, unless otherwise noted

(2) Through September 30, 2015

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

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Lower Middle Market (LMM) Investment Strategy LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns Investment Objectives • High cash yield from secured debt investments (11.0% weighted average cash coupon as of September 30, 2015); plus Dividend income and periodic capital gains from equity investments • Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities • • • • Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 10

LMM Investment Opportunity MAIN targets LMM investments in established, profitable companies Characteristics of LMM provide beneficial risk-reward investment opportunities Large and critical portion of U.S. economy •175,000+ domestic LMM businesses (1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies •Typical entry enterprise values between 4.5X – 6.5X EBITDA and typical entry leverage multiples between 2.0X – 3.5X EBITDA to MAIN debt investment Ability to become a partner vs. a “commoditized vendor of capital” (1) Source: U.S. Small Business Administration, Office of Advocacy Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 11

Middle Market Debt Investment Strategy MAIN maintains a portfolio of interest-bearing debt investments in Middle Market companies Investment Objective •Generate cash yield from secured debt investments to support MAIN monthly dividend Generally investments in secured and/or rated debt securities • • • • • 96% of current Middle Market portfolio is secured debt 88% of current Middle Market debt portfolio is first lien term debt Majority have a B or BB S&P rating Floating rate debt securities Investments in 86 companies Generally larger companies than the LMM investment strategy •Current Middle Market portfolio companies have weighted average EBITDA of approximately $97.9 million(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields •Weighted average yield of 8.0% •Net returns positively impacted by lower overhead requirements / modest leverage (1) This calculation excludes one middle market portfolio company as EBITDA is not a meaningful valuation metric for our investment in this portfolio company Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 12

Private Loan Investment Portfolio MAIN’s Private Loan investments provide access to proprietary investments Investment Objectives • Access proprietary investments with attractive risk / reward characteristics Generate cash yield to support MAIN monthly dividend • Investment Characteristics • Primarily includes secured debt investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Current Private Loan portfolio companies have weighted average EBITDA of approximately $17.1 million(1) • • Generally investments in secured debt securities • • • • 95% of current Private Loan portfolio is secured debt 88% of current Private Loan debt portfolio is first lien term debt Investments in 41 companies Weighted average yield of 9.5% (1)This calculation excludes eight private loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 13

Growing Asset Management Business MAIN’s asset management business represents additional income diversification and the opportunity for greater shareholder returns In May 2012, MAIN entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-publicly traded BDC • MAIN provides asset management services, including sourcing, diligence and post-investment monitoring MAIN receives 50% of the investment advisor’s base management fee and incentive fees – MAIN base management fee – 1% of total assets – MAIN incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains • MAIN’s internally managed operating structure provides shareholders the benefits of this asset management business Benefits to MAIN • No significant increases to MAIN’s operating costs (utilize existing infrastructure) No invested capital – monetizing the value of MAIN franchise Impact on MAIN’s financial results • • – – – – $1.8 million contribution to net investment income in the third quarter of 2015 $4.7 million contribution to net investment income for YTD September 30, 2015 $32.3 million of unrealized appreciation as of September 30, 2015 $2.5 million contribution to net investment income for the year ended December 31, 2014 (1) Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses charged from MAIN to MSC Advisor I, LLC Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 14

MAIN Regulatory Framework Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage Operates as Business Development Company •Regulated by Securities and Exchange Commission - 1940 Act •Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure • • • Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company (SBIC) subsidiaries • • • • Regulated by U.S. Small Business Administration (SBA) Access to low cost, fixed rate, long-term leverage Total leverage capacity of $225 million MAIN is a previous SBIC of the Year Award recipient Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 15

MAIN ST CAPITAL CORPORATION

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.

Main Street Capital Corporation (BDC/RIC)

Assets: ~$1,519 million
Line of Credit: $346 million ($597.5 million facility)(1)
Notes: ~$266 million(2)

Main Street Mezzanine Fund, LP (2002 vintage SBIC)

Assets: ~$233 million
SBIC Debt: ~$150 million

Main Street Capital II, LP (2006 vintage SBIC)

Assets: ~$203 million
SBIC Debt: ~$75 million

(1) As of September 30, 2015, MAIN's credit facility had $597.5 million in total commitments; MAIN's credit facility includes an accordion feature which could increase total commitments up to $750.0 million.

(2) $90.7 million of 6.125% Notes due April 2023 and $175.0 million of 4.50% Notes due December 2019.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN Co-Founders and Executive Management Team • • • Co-founded MAIN and MAIN predecessor funds (1997) Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 5 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States • Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999 Director of acquisitions / integration with Quanta Services (NYSE: PWR) Manager with a Big 5 Accounting Firm’s audit and transaction services groups • • • • • Co-founded MAIN; Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with a Big 5 Accounting Firm’s transaction services group • • • Co-founded MAIN; Joined Main Street group in 2002 Vice President in Lazard Freres Investment Banking Division Vice President of McMullen Group (John J. McMullen’s Family Office) • • • Joined Main Street group in 2014 Previously CFO with publicly-traded oilfield services company Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm (1) Members of the MAIN Investment Committee (2) Members of the MAIN Credit Committee (3) Chief Credit Officer (4) Chief Investment Officer Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 17 Brent Smith; CPA CFO and Treasurer David Magdol(1) Vice Chairman, CIO(4) and Senior Managing Director Curtis Hartman; CPA(1)(2) Vice Chairman, CCO(3) and Senior Managing Director Dwayne Hyzak; CPA(1) President, COO and Senior Managing Director Vince Foster; CPA & JD(1)(2) Chairman and CEO

Post-IPO Dividend Track Record – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO (at $15.00 per share) through Q1 2016 equal $16.42 per share(1) $0.55 $0.50 $0.45 Recurring monthly dividend has never been decreased and has shown meaningful growth since IPO $0.40 $0.35 $0.30 $0.84 per share of estimated undistributed taxable income as September 30, 2015 $0.25 $0.20 $0.15 MAIN began paying supplemental dividends in January 2013, providing additional return to our shareholders $0.10 $0.05 $0.00 4 1 Q2 Q3 Q4 2008 1 Q2 Q3 Q4 2009 1 Q2 Q3 Q4 2010 1 Q2 Q3 Q4 2011 1 Q2 Q3 Q4 2012 1 SP Q2 Q3 SP Q4 SP Q1 Q2 SP Q3 Q4 SP Q1 Q2 SP Q3 Q4 SP Q1 2007 2013 2014 2015 016 MAIN began paying dividends monthly instead of quarterly in Q4 2008 (1) Based upon dividends which have been paid or declared as of November 6, 2015 SP Represents supplemental dividends paid and declared to be paid out of the company’s cumulative undistributed taxable income Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 18 Q Q Q Q Q Q Q 2 (1) Quarterly Dividends Per Share

Post-IPO TTM Dividends Per Share – Sustainable Growth MAIN’s trailing twelve month (“TTM”) dividends per share, including the supplemental dividends paid and declared, have grown by 79% since December 31, 2010 Based upon the current annualized monthly dividends for the fourth quarter of 2015 and supplemental dividends, the annual effective yield on MAIN’s stock is 8.9%(3), or 7.1%(3) if the supplemental dividends are excluded $2.75 $2.50 $2.25 $2.00 $1.75 $1.50 $1.25 $1.00 Supplemental Dividends (2) Regular Dividends (1) (1) (2) (3) Based upon dividends which have been paid or declared as of November 6, 2015 Includes supplemental dividends paid or declared to be paid as of November 6, 2015, as applicable, for each TTM period Based upon the closing market price of $30.59/share on November 5, 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 19 Q3 Q4 2008 Q1 Q2 Q3 Q4 2009 Q1 Q2 Q3 Q4 2010 Q1 Q2 Q3 Q4 2011 Q1 Q2 Q3 Q4 2012 Q1 Q2 Q3 Q4 2013 Q1 Q2 Q3 Q4 2014 Q1 Q2 Q3 Q4 Q1 20152016 TTM Dividends Per Share

Total Investment Portfolio Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and dividends Total investment portfolio at fair value consists of approximately 46% LMM / 36% Middle Market / 13% Private Loan / 5% Other(1) Portfolio investments 198 LMM, Middle Market and Private Loan portfolio companies • • Average investment size of $8.4 million Largest individual portfolio companies represent 2.8%(2) of total investment income and 2.5% of total portfolio fair value (most investments are less than 1%) Four non-accrual investments (including one fully-impaired debt investment), which represent 0.2% of the total investment portfolio at fair value and 3.0% at cost. Weighted average yield of 9.7% • • Significant diversification • • • Issuer Industry Transaction type • • • Geography End markets Vintage (1) Other includes MSC Adviser I, LLC, MAIN’s External Investment Advisor. (2) Based upon total investment income for the trailing twelve months ended September 30, 2015. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 20

(1) Total Portfolio by Industry (as a Percentage of Cost) Hotels, Restaurants & Leisure, 8% Media, 6% IT Services, 5% Software, 5% Diversified Telecommunication Services, 4% Internet Software & Services, 4% Diversified Consumer Services, 3% Food Products, 3% Oil, Gas & Consumable Fuels, 2% Pharmaceuticals, 2% Health Care Equipment & Supplies, 2% Road & Rail, 2% Leisure Equipment & Products, 1% Chemicals, 1% Distributors, 1% Textiles, Apparel & Luxury Goods, 1% Energy Equipment & Services, 7% Machinery, 5% Specialty Retail, 5% Construction & Engineering, 4% Health Care Providers & Services, 4% Electronic Equipment, Instruments & Components, 3% Auto Components, 3% Commercial Services & Supplies, 2% Diversified Financial Services, 2% Building Products, 2% Professional Services, 2% Aerospace & Defense, 1% Automobile, 1% Air Freight & Logistics, 1% Trading Companies & Distributors, 1% Other, 7% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 4% of the total portfolio. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 21

(1) Diversified Total Portfolio (as a Percentage of Cost) 32% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 4% of the total portfolio. (2) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the total portfolio. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 22 Invested Capital by Geography (2) 15%17%20% 33%15% Invested Capital by Transaction Type LBO/MBO Recapitalization/ Refinancing 41% 18% 9% AcquisitionGrowth Capital

LMM Investment Portfolio 71 portfolio companies / $856.4 million in fair value •46% of total investment portfolio at fair value LMM Investment Portfolio consists of a diversified mix of secured debt and lower basis equity investments Debt yielding 12.3% (70% of LMM portfolio at cost) • • • 90% of debt investments have first lien position 86% of debt investments earn fixed-rate, monthly interest Greater than 800 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 96% of LMM portfolio companies representing 36% average ownership position (30% of LMM portfolio at cost) • Opportunity for fair value appreciation, capital gains and cash dividend income Approximately 71% of LMM companies(1) with direct equity investment are currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower multiple entry valuations, lower cost basis Over $162 million, or over $3.20 per share, of cumulative pre-tax net unrealized appreciation at September 30, 2015 • • • • (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 23

LMM Investment Portfolio LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics Median LMM portfolio credit statistics: • • • Senior leverage of 2.0x EBITDA to MAIN debt position 3.6x EBITDA to senior interest coverage Total leverage of 2.1x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation • Average investment size of $9.8 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio • • Total LMM portfolio investments at fair value equals 123% of cost Equity component of LMM portfolio at fair value equals 195% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 24

LMM Portfolio by Industry (as a Percentage of Cost) Energy Equipment & Services, 14% Hotels, Restaurants & Leisure, 9% Specialty Retail, 7% Electronic Equipment, Instruments & Components, 5% Internet Software & Services, 5% Diversified Financial Services, 3% Trading Companies & Distributors, 2% Diversified Consumer Services, 2% Consumer Finance, 2% Air Freight & Logistics, 2% Chemicals, 1% Paper & Forest Products, 1% Machinery, 9% Diversified Telecommunication Services, 8% Construction & Engineering, 7% Software, 5% Road & Rail, 4% IT Services, 2% Health Care Equipment & Supplies, 2% Professional Services, 2% Health Care Providers & Services, 2% Auto Components, 2% Building Products, 1% Other, 3% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 25

Diversified LMM Portfolio (as a Percentage of Cost) Acquisition Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 26 Invested Capital by Transaction Type LBO/MBORecapitalization/ Refinancing 37% 34% 11% 18% Growth Capital Invested Capital by Geography 16%8%7% 56%13%

LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted Average Effective Yield = 12.3% Average Fully Diluted Equity Ownership = 36% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 27 Fully Diluted Equity Ownership % 1.0% –25.0% and 24.9%greater 43%57% Security Position on Debt Capital as a Percentage of Cost 1st Lien2nd Lien 10% 90%

Term and Total Interest Coupon of Existing LMM Debt Investments Interest Rate (2) Interest Interest 14% 15% Current 9% 10% Current Interest Interest Interest Interest Interest Debt Investments generally have a 5-Year Original Term and ~2.9 Year Weighted Average Remaining Duration;Weighted Average Effective Yield of 12.3% on Debt Portfolio (1) Interest coupon excludes amortization of deferred upfront fees, original issue discount and exit fees. (2) Floating interest rates generally include contractual minimum “floor” rates. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 28 Total Interest Coupon (1) N/A – Floating <10% Current18% Current 3% 8%Interest 4% 11% Current14% Current 15% 19% 27% 12% Current13% Current Original Term < 5 years 0.5% 99.5% 5 years

Middle Market Investment Portfolio Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 86 investments / $669.5 million in fair value •36% of total investment portfolio at fair value Average investment size of $8.1 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 91% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted average yield of 8.0%, representing a 500 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility (1) 100% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 29

Middle Market Portfolio by Industry (as a Percentage of Cost) IT Services, 10% Food Products, 6% Auto Components, 5% Oil, Gas & Consumable Fuels, 5% Hotels, Restaurants & Leisure, 5% Internet Software & Services, 4% Diversified Consumer Services, 3% Aerospace & Defense, 3% Diversified Financial Services, 2% Electronic Equipment, Instruments & Components, 2% Health Care Equipment & Supplies, 2% Tobacco, 2% Chemicals, 1% Textiles, Apparel & Luxury Goods, 1% Containers & Packaging, 1% Capital Markets, 1% Media, 6% Health Care Providers & Services, 5% Specialty Retail, 5% Software, 5% Commercial Services & Supplies, 5% Construction & Engineering, 4% Building Products, 3% Professional Services, 2% Diversified Telecommunication Services, 2% Energy Equipment & Services, 2% Internet & Catalog Retail, 2% Automobile, 1% Leisure Equipment & Products, 1% Household Durables, 1% Marine, 1% Other, 2% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 30

Diversified Middle Market Investments (as a Percentage of Cost) (1) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 8% of the Middle Market portfolio. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 31 Invested Capital by Geography (1) 12%22%37% 18%11% Invested Capital by Transaction Type Recapitalization/ Refinancing 48% 33% 19% LBO/MBOAcquisition

Main Street Capital Corporation Investor Presentation Financial Overview 3rd Quarter – 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 32

MAIN Financial Performance Year over Year Growth Year over Year Growth 81% 37% 29% 19%(1) 99% 50% 25% 15%(1) 21% 29% $160.0 $120.0 $140.0 $100.0 $120.0 $80.0 $100.0 $60.0 $80.0 $60.0 $40.0 $40.0 $20.0 $20.0 $0.0 $0.0 2010 2011 2012 2013 2014 YTD Sept 30, 2015 2010 2011 2012 2013 2014 YTD Sept 30, 2015 (1) Reflects year-to-date September 30, 2015 performance compared with year-to-date September 30, 2014 performance Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 33 $99.8 $83.1 $79.6 $61.9 $41.3 $20.7 $140.8 $121.1 $116.5 $90.5 $66.2 $36.5 Distributable Net Investment Income ($ in millions) Total Investment Income ($ in millions)

Long-Term Portfolio and DNII Per Share Growth Since 2007, MAIN has accretively grown Portfolio Investments by 1667%, (or by 216% on a per share basis) and Distributable Net Investment Income (“DNII”) per share by 205% ($ in millions, except per share data) $2,400.0 $2,200.0 $2,000.0 $1,800.0 $1,600.0 $1,400.0 $1,200.0 $1,000.0 $800.0 $600.0 $400.0 $200.0 $0.0 $2.80 $2.60 $2.40 $2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $2.29 $2.32 $2.17 $2.09 $1.25 2007 2008 2009 2010 2011 2012 2013 2014 Sept 30, 2015 (1) Portfolio Investments DNII per Share (1) DNII per share for the trailing twelve month period ended September 30, 2015 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 34 Portfolio Investments DNII per share $1,867.4 $1,563.3 $1.77 $1,286.2 $1.19 $924.4 $1.02 $658.1 $0.76 $408.1 $159.2 $105.7 $127.0

MAIN Maintains a Significant Operating Cost Advantage Operating Expenses as a Percentage of Total Assets(1) Efficient and leverageable operating structure MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our shareholders 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (1) (2) (3) Total operating expenses, including non-cash share based compensation expense and excluding interest expense For the trailing twelve month period ended September 30, 2015 Other BDCs includes dividend paying BDCs with a market capitalization greater than $200 million and public for more than two years; specifically includes AINV, ARCC, BKCC, FDUS, GBDC, HTGC, KCAP, MCC, PFLT, PNNT, PSEC, SLRC, TCAP, TCPC, TCRD and TICC Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended June 30, 2015 as derived from each company’s SEC filings Source: SNL Financial. Calculation represents the average of the last four quarters and includes commercial banks with a market capitalization between $125 million and $2 billion (4) (5) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 35 Other BDCs (3)(4) Commercial Banks (5) MAIN (2)

Operational Efficiencies of MAIN Cost Structure Average Externally Fund Externally except per share data) $1,789,834 (1) $1,942,044 (4)(6) $2,163,475 (5)(6) $1,789,834 (1) Average Total Assets $24,338 (2) Total Operating Expenses $61,570 3.38% (4)(6) 3.44% (5)(6) Operating Expenses as a % of Total Assets 1.36% 3.44% Hypothetical MAIN Fund with Externally Managed Operating Structure MAIN Operating Expenses Annual Impact to MAIN Net Investment Income ("NII") MAIN Weighted Average Shares Outstanding $61,570 24,338 (2) $37,232 47,751 (3) Annual Impact to MAIN NII Per Share $0.78 35% (7) % of MAIN NII Per Share (1) (2) (3) (4) Average quarterly total assets for the trailing twelve month period ended September 30, 2015 Operating Expenses for the trailing twelve month period ended September 30, 2015, including non-cash share based compensation expense and excluding interest expense Weighted average shares outstanding for the trailing twelve month period ended September 30, 2015 Average BDC Group includes dividend paying BDCs with a market capitalization greater than $200 million and public for more than two years; specifically includes the following internally managed BDCs: HTGC, KCAP, TCAP and the Externally Managed BDC Group noted below Externally Managed BDC Group includes dividend paying BDCs with a market capitalization greater than $200 million and public for more than two years; specifically includes: AINV, ARCC, BKCC, FDUS, GBDC, MCC, PFLT, PNNT, PSEC, SLRC, TCPC, TCRD and TICC Calculation represents the average for the companies included in footnotes (4) and (5) and is based upon the trailing twelve month period ended June 30, 2015 as derived from each company’s SEC filings Based upon Net Investment Income (NII) per share for the trailing twelve month period ended September 30, 2015 (5) (6) (7) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 36 Value of a Hypothetical $1,000 Investment with a 10% gross annual return, 0.5 to 1 leverage at 4% cost of debt capital, and an externally managed cost structure (3.44%) vs. the MAIN cost structure (1.36%) Operating Structure$1,458$2,127$4,525 MAIN Operating Structure$1,682$2,829$8,004 % Difference15%33%77% Value in 5Value in 10Value in 20 YearsYearsYears Externally Managed ($ and shares in thousands,Hypothetical MAIN MAINAverage BDCsManaged BDCsManaged

MAIN Income Statement Summary Total Investment Income $ 36,351 $ 38,757 $ 37,179 $ 41,308 $ 42,608 17% Expenses: Interest Expense G&A Expense (5,954) (4,302) (6,876) (4,371) (7,796) (4,629) (7,657) (4,771) (8,302) (4,794) 39% 11% Distributable Net Investment Income (DNII) DNII Margin % 26,095 71.8% 27,510 71.0% 24,754 66.6% 28,880 69.9% 29,512 69.3% 13% Share-based compensation (1,208) (1,181) (1,263) (1,679) (1,651) 37% Net Investment Income 24,887 26,329 23,491 27,201 27,861 12% Net Realized Gain (Loss) 15,710 12,416 (2,120) (5,573) (1,343) NM Net Unrealized Appreciation (Depreciation) (16,066) (18,868) 13,762 15,698 (9,087) 43% Income Tax Benefit (Provision) (2,962) 2,114 291 3,476 3,237 NM Net Increase in Net Assets $ 21,569 $ 21,991 $ 35,424 $ 40,802 $ 20,668 -4% NM – Not Measurable / Not Meaningful Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 37 Q3 15 vs. Q3 14 ($ in 000's)Q3 14Q4 14Q1 15Q2 15Q3 15% Change

MAIN Per Share Change in Net Asset Value (NAV) Beginning NAV/Share Distributable Net Investment Income Share-Based Compensation Expense $ 21.03 0.58 (0.03) $ 21.08 0.61 (0.03) $ 20.85 0.54 (0.03) $ 21.87 0.58 (0.03) $ 21.84 0.59 (0.03) Net Realized Gain (Loss) 0.35 0.28 (0.05) (0.11) (0.03) Net Unrealized Appreciation (Depreciation) (0.36) (0.42) 0.30 0.31 (0.18) 0.06 Income Tax Benefit (Provision) Net Increase in Net Assets Regular Monthly Dividends to Shareholders Supplemental Dividends to Shareholders Accretive impact of stock offerings Other (1) Ending NAV/Share (0.07) 0.05 0.01 0.07 0.47 (0.50) - - 0.49 (0.51) (0.28) - 0.77 (0.51) - 0.71 0.82 (0.53) (0.28) - 0.41 (0.53) - - 0.08 0.07 0.05 (0.04) 0.07 $ 21.08 $ 20.85 $ 21.87 $ 21.84 $ 21.79 Weighted Average Shares 44,910,756 44,992,123 46,080,204 49,883,321 50,036,776 Certain fluctuations in per share amounts are due to rounding differences between quarters. (1) Includes accretive impact of shares issued in DRIP, differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 38 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15

MAIN ST CAPITAL CORPORATION

MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q3 14	Q4 14	Q1 15	Q2 15	Q3 15
LMM Portfolio Investments	$ 680,974	$ 733,191	$ 778,301	$ 809,256	$ 856,371
Middle Market Portfolio Investments	556,596	542,688	627,762	656,477	669,519
Private Loan Investments	180,689	213,015	247,742	236,247	252,366
Other Portfolio Investments	61,225	58,856	58,679	58,442	56,873
External Investment Adviser	8,550	15,580	24,840	29,930	32,305
Marketable Securites and Idle Funds	9,207	9,067	9,948	8,850	4,583
Cash and Cash Equivalents	24,324	60,432	22,015	41,592	35,295
Other Assets	57,778	60,956	61,682	48,912	48,055
Total Assets	$ 1,579,343	$ 1,693,785	$ 1,830,969	$ 1,889,706	$ 1,955,367
Credit Facility	$ 287,000	$ 218,000	$ 164,000	$ 226,000	$ 346,000
SBIC Debentures (1)	222,629	222,781	223,474	223,553	223,604
Notes Payable	90,882	265,823	265,810	265,810	265,740
Other Liabilities	31,326	47,199	93,792	83,527	29,042
Net Asset Value (NAV)	947,506	939,982	1,083,893	1,090,816	1,090,981
Total Liabilities and Net Assets	$ 1,579,343	$ 1,693,785	$ 1,830,969	$ 1,889,706	$ 1,955,367
Total Portfolio Fair Value as % of Cost	110%	108%	109%	109%	108%
Common Stock Price Data:					
High Close	$ 32.87	$ 32.68	$ 31.47	$ 32.59	$ 33.08
Low Close	30.38	27.48	27.87	30.47	26.38
Quarter End Close	30.64	29.24	30.90	31.91	26.66

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at September 30, 2015 was $225 million.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Page 39

MAIN Liquidity and Capitalization Cash and Cash Equivalents $ 24,324 $ 60,432 $ 22,015 $ 41,592 $ 35,295 Marketable Securities and Idle Funds 9,207 9,067 9,948 8,850 4,583 Total Liquidity $ 33,531 $ 69,499 $ 31,963 $ 50,442 $ 39,878 Credit Facility (1) $ 287,000 $ 218,000 $ 164,000 $ 226,000 $ 346,000 SBIC Debentures (2) 222,629 222,781 223,474 223,553 223,604 Notes Payable 90,882 265,823 265,810 265,810 265,740 Net Asset Value (NAV) 947,506 939,982 1,083,893 1,090,816 1,090,981 Total Capitalization $ 1,548,017 $ 1,646,586 $ 1,737,177 $ 1,806,179 $ 1,926,325 Debt to NAV Ratio (3) 0.64 to 1.0 0.76 to 1.0 0.60 to 1.0 0.66 to 1.0 0.77 to 1.0 Non-SBIC Debt to NAV Ratio (4) 0.40 to 1.0 0.52 to 1.0 0.40 to 1.0 0.45 to 1.0 0.56 to 1.0 Net Debt to NAV Ratio (5) 0.60 to 1.0 0.68 to 1.0 0.58 to 1.0 0.61 to 1.0 0.73 to 1.0 Interest Coverage Ratio (6) 5.44 to 1.0 5.23 to 1.0 4.94 to 1.0 4.79 to 1.0 4.61 to 1.0 (1) As of September 30, 2015, MAIN’s credit facility had $597.5 million in total commitments with an accordion feature to increase up to $750.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities. Includes adjustment to the face value of MSC II SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at September 30, 2015 was $225 million. SBIC Debentures are not included as “senior debt” for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV Ratio is calculated based upon the face value of debt. Non-SBIC Debt to NAV Ratio is calculated based upon the face value of debt. Net debt in this ratio includes face value of debt less cash and cash equivalents and marketable securities and idle funds investments. DNII + interest expense / interest expense on a trailing twelve month basis. (2) (3) (4) (5) (6) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 40 ($ in 000's) Q3 14 Q4 14 Q1 15 Q2 15 Q3 15

Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt September 2019(2) (fully revolving until maturity) $597.5 million Credit Facility (1) L+2.0% floating (2.2% as of September 30, 2015) $346.0 million Redeemable at MAIN's option at any time, subject to certain make whole provisions. Matures December 2019 Notes Payable 4.50% fixed $175.0 million Redeemable at MAIN's option at any time beginning April 2018. Matures April 2023 Notes Payable 6.125% fixed $90.7 million . 2017 - 2024 (weighted average duration = 5.8 years) 4.2% fixed (weighted average) SBIC Debentures $225.0 million (1) As of September 30, 2015, MAIN’s credit facility had $597.5 million in total commitments; MAIN’s credit facility includes an accordion feature which could increase total commitments up to $750.0 million. The Credit Facility contains two, one-year extension options which could extend the final maturity for up to two additional years. (2) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 41 FacilityInterest RateMaturityPrincipal Drawn

MAIN ST CAPITAL CORPORATION

Positive Impact from Rising Interest Rates

MAIN's capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment

- 59% of MAIN's outstanding debt obligations have fixed interest rates[3], limiting the increase in interest expense
- 60% of MAIN debt investments bear interest at floating rates[3], the majority of which contain contractual minimum index rates, or "interest rate floors" (which average 120 basis points (bps))[3]
- Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise more than 100 bps
- Potential decrease in net investment income is limited

The following table illustrates the approximate annual increase in the components of MAIN's net investment income due to hypothetical increases in interest rates[1] (dollars in thousands):

Basis Point Increase in Interest Rate	Increase in Interest Income	Increase in Interest Expense[2]	Increase (Decrease) in Net Investment Income	Increase (Decrease) in Net Investment Income per Share[4]
50	$ 129	$ (1,730)	$ (1,601)	$ (0.03)
100	2,430	(3,460)	(1,030)	(0.02)
150	6,619	(5,190)	1,429	0.03
200	10,949	(6,920)	4,029	0.08
300	19,613	(10,380)	9,233	0.18
400	28,287	(13,840)	14,447	0.29
500	36,987	(17,300)	19,687	0.39

(1) Assumes no changes in the portfolio investments or revolving credit facility borrowings existing as of September 30, 2015

(2) The hypothetical increase in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases)

(3) As of September 30, 2015

(4) Per share amount is calculated using shares outstanding as of September 30, 2015

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 42

Long-term Duration of Debt Obligations 600 MAIN’s conservative capital structure provides long-term access to attractively-priced and structured debt facilities 500 400 300 • Allows for investments in assets with long-term holding periods / illiquid positions and greater yields and overall returns 200 100 • Provides downside protection and liquidity through economic cycles 0 2015 2016 20172018 2019 2020 20212022 2023 2024 Credit Facility (1) SBIC debentures 6.125% Notes (2) 4.50% Notes (3) • Allows MAIN to be opportunistic during periods of economic uncertainty (1) Based upon outstanding balance as of September 30, 2015; total commitments at September 30, 2015 were $597.5 million. Issued in April 2013; redeemable at MAIN’s option beginning April 2018 Issued in November 2014; redeemable at MAIN’s option at any time, subject to certain make whole provisions. (2) (3) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 43 (in millions) $175.0 $20.0 $346.0 $15.0$10.2 $90.7 $63.8 $55.0 $40.0 $5.0 $16.0

Significant Management Ownership / Investment Significant ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our shareholders Management (1) 2,845,633 $75,864,576 1) Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. Includes 930,263 shares, or approximately $19.4 million, purchased by management as part of, or subsequent to, the MAIN IPO, including 20,220 shares, or approximately $0.6 million, purchased in the quarter ended September 30, 2015. Based upon closing market price of $26.66/share on September 30, 2015. 2) 3) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 44 Market Value # of Shares (2)September 30, 2015 (3)

MAIN Total Return Performance Since IPO 480% 480% 440% 440% 400% 400% 360% 360% 320% 320% 280% 280% 240% 240% 200% 200% 160% 160% 120% 120% 80% 80% 40% 40% 0% 0% MAIN (373.5%) BDC Index (231.5%) Russell 2000 (148.3%) S&P 500 (148.0%) KBW Regional Bank Index (87.9%) Notes: (1) (2) Assumes dividends reinvested on date paid The BDC Index includes all BDCs with a market cap greater than $200 million that have been public for more than one year : ACAS, AINV, ARCC, BKCC, CPTA, CSWC, FDUS, FSC, FSFR, FSIC, GAIN, GARS, GBDC, HTGC, MCC, NEWT, NMFC, PFLT, PNNT, PSEC, SLRC, TAXI, TCAP, TCPC, TCRD, TICC and TSLX BDC Index is equal weighted Indexed as of October 5, 2007 and last trading date is September 30, 2015 (3) (4) Consistent market outperformance through various economic cycles Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 45 Recessionary Period

Executive Summary Unique focus on under-served Lower Middle Market • • • Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Generally first lien, senior secured debt investments plus meaningful equity participation Invest in complementary interest-bearing Middle Market and Private Loan debt investments • • • Lower risk / more liquid asset class Opportunity for consistent investment activity Generally first lien, senior secured debt investments Internally managed, efficient operating structure drives greater shareholder returns • • • Alignment of management and our shareholders The lowest operating cost structure in the BDC industry Favorable operating cost comparison to other yield oriented investment options Attractive, recurring monthly dividend yield and historical net asset value per share growth • Periodic increases in monthly dividends coupled with meaningful semi-annual supplemental dividends • Increase in net asset value per share creates opportunity for stock price appreciation Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 46

MAIN ST CAPITAL CORPORATION

MAIN Corporate Data

Please visit our website at www.mainstcapital.com

Board of Directors

Michael Appling, Jr.
Chief Executive Officer
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & Chief Executive Officer
Main Street Capital Corporation

Arthur L. French
Retired Chief Executive Officer /Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

John E. Jackson
President & Chief Executive Officer
Spartan Energy Partners, LP

Brian E. Lane
Chief Executive Officer & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & Chief Executive Officer

Dwayne L. Hyzak
President, Chief Operating Officer & Senior Managing Director

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director

David L. Magdol
Vice Chairman, Chief Investment Officer & Senior Managing Director

Brent D. Smith
Chief Financial Officer & Treasurer

Rodger A. Stout
Executive Vice President

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Shannon D. Martin
Chief Accounting Officer

Research Coverage

Vernon C. Plack
BB&T Capital Markets
(804) 780-3257

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Christopher Nolan
MLV & Co LLC
(646) 412-7690

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Douglas Mewhirter
SunTrust Robinson Humphrey
(404) 926-5745

Merrill Ross
Wunderlich Securities, Inc.
(901) 251-2233

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Sutherland, Asbill & Brennan, LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN
6.125% Notes – NYSE: MSCA

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
President & Chief Operating Officer

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Jenny Zhou
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman & CEO

David L. Magdol, VC, CIO & SMD

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President, COO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Rodger A. Stout, EVP

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 47

MAIN ST
CAPITAL CORPORATION

SUMMARY FACT SHEET AS OF SEPTEMBER 30, 2015

ABOUT US

- Main Street Capital Corporation ("MAIN") is a publicly traded (NYSE: MAIN) business development company ("BDC") that provides capital to private U.S. companies. MAIN is located in Houston, Texas and has greater than $3 billion of investment capital under management.

INVESTMENT OBJECTIVE

- Maximize our portfolio's total return by generating (i) current income from our debt investments in lower middle market ("LMM") companies and middle market companies and (ii) capital appreciation and dividend income from our equity and equity related investments in LMM companies

INVESTMENT CONSIDERATIONS

- Unique investment focus on LMM companies, which provides lower correlation to broader debt and equity markets
- Historically growing cash dividend, paid monthly, provides recurring current income
- LMM equity investments provide opportunities for tax efficient capital gains and capital appreciation; Net Asset Value per share growth of 5% in YTD 2015, 5% in 2014, and 70% since 2007
- Internally managed operating structure provides significant operating leverage, greater alignment of management and shareholder interests and greater shareholder returns
- Significant investment by MAIN's management and board of directors in MAIN's equity – over 2.8 million shares and $75.9 million of market value
- The core members of MAIN's management team have over 100 years of collective experience and have worked together since 2002
- Enhanced opportunities in capital markets through investment grade rating of BBB from S&P
- Attractive leverage through two Small Business Investment Company ("SBIC") subsidiaries
- Conservative, well capitalized balance sheet (Net debt to equity ratio of 0.73)

HISTORICAL DIVIDEND, DISTRIBUTABLE NET INVESTMENT INCOME ("DNII"), AND NET ASSET VALUE ("NAV") PER SHARE GROWTH



Recessionary Period
DNII and Dividends Per Share
NAV Per Share
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$0.00
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Regular Dividends
Supplemental Dividends
DNII per share
NAV per share

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

SUMMARY FACT SHEET AS OF SEPTEMBER 30, 2015 INVESTMENT PORTFOLIO FOCUS Invests debt and equity in the under-served LMM Inefficient asset class with limited competition Secured debt with meaningful equity participation and attractive risk-adjusted returns Generally companies with revenues between $10 million and $150 million and EBITDA between $3 million and $20 million Transaction types include growth/expansion initiatives, management buyout/change of control transactions, recapitalizations and acquisitions Invests in debt investments in middle market companies Generally issuances of secured and/or rated debt securities Generally larger companies than the LMM investment strategy LOW COST, EFFICIENT AND LEVERAGEABLE OPERATING STRUCTURE MAIN is internally managed, which means that there are no external management fees or expenses; provides operating leverage to MAIN’s business model and alignment of management’s and shareholders’ interests Actual current total operating and administrative costs, including non-cash share based compensation expense, as a percentage of total assets of 1.4%(1) Favorable comparison to average BDCs of 3.4%(2)(3) and average commercial banks of 2.7%(4) Efficient cost structure drives greater shareholder returns STABLE, RECURRING DIVIDENDS WITH HISTORICAL GROWTH Attractive, recurring monthly dividend with a current yield of 7.1%(5) excluding supplemental dividends; current yield of 8.9%(5) including supplemental dividends Significant estimated undistributed taxable income of approximately $42 million, or $0.84/share Declared first quarter 2016 recurring monthly dividends ($0.54/share) represent a 5.9% increase over first quarter 2015 recurring monthly dividends ($0.51/share) Paid supplemental dividend of $0.275/share in June 2015 and declared a supplemental dividend of $0.275/share in December 2015 out of undistributed taxable income Recurring monthly dividends per share growth of 64% from $0.33/share in the fourth quarter of 2007 (first quarter after IPO) to declared dividends of $0.54/share for the first quarter of 2016 The run-rate TTM dividends per share for the period ended March 31, 2016 have increased to $2.71/share(6), or an increase of 105%, from the run-rate TTM dividends per share of $1.32/share for the fourth quarter of 2007 Cumulative dividends paid or declared from October 2007 IPO (at $15.00 per share) through Q1 2016 equal $16.42 per share(6) (1) (2) Based upon the actual results for the trailing twelve month period ended September 30, 2015 Average BDC Group includes dividend paying BDCs with a market capitalization greater than $200 million and public for more than two years; specifically includes AINV, ARCC, BKCC, FDUS, GBDC, HTGC, KCAP, MCC, PFLT, PNNT, PSEC, SLRC, TCAP, TCPC, TCRD and TICC Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended June 30, 2015 as derived from each company’s SEC filings Source: SNL Financial. Calculated as average of last four quarters and includes commercial banks with a market capitalization between $125 million and $2 billion Based upon the closing market price of $30.59/share on November 5, 2015 and monthly dividends paid and declared through November 6, 2015 Based upon monthly and supplemental dividends which have been paid and declared through November 6, 2015 (3) (4) (5) (6) Main Street Capital CorporationNYSE: MAINmainstcapital.com

SUMMARY FACT SHEET AS OF SEPTEMBER 30, 2015 HIGH QUALITY, DIVERSIFIED INVESTMENT PORTFOLIO Diversity adds structural protection to portfolio, revenue sources, income, cash flows and dividends Investments in 198 companies (71 LMM companies, 86 middle market companies and 41 private loan companies) Significant diversification Average investment size of $8.4 million Largest total investment in individual companies represents 2.8% of total investment income(1) and 2.5% of total portfolio fair value (with most investments less than 1%) Four investments on non-accrual, which represent 0.2% of the total investment portfolio at fair value and 3.0% at cost Total portfolio investments at fair value equal approximately 108% of cost basis INDUSTRY(2)(4) Hotels, Restaurants & Leisure, 8% Media, 6% IT Services, 5% Energy Equipment & Services, 7% Machinery, 5% Specialty Retail, 5% Software, 5% Construction & Engineering, 4% Diversified Telecommunication Services, 4% Internet Software & Services, 4% Diversified Consumer Services, 3% Food Products, 3% Oil, Gas & Consumable Fuels, 2% Pharmaceuticals, 2% Health Care Equipment & Supplies, 2% Road & Rail, 2% Leisure Equipment & Products, 1% Chemicals, 1% Distributors, 1% Textiles, Apparel & Luxury Goods, 1% Health Care Providers & Services, 4% Electronic Equipment, Instruments & Components, 3% Auto Components, 3% Commercial Services & Supplies, 2% Diversified Financial Services, 2% Building Products, 2% Professional Services, 2% Aerospace & Defense, 1% Automobile, 1% Air Freight & Logistics, 1% Trading Companies & Distributors, 1% Other, 7% GEOGRAPHY(2)(3)(4) 19% 20% 15% 181% 2202%% 20% 17% 161%5% 15% 268% 33% (1) Based upon the trailing twelve month period ended September 30, 2015 (2) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 4% of the total investment portfolio (3) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the total investment portfolio (4) As a percentage of cost Main Street Capital CorporationNYSE: MAINmainstcapital.com

SUMMARY FACT SHEET AS OF SEPTEMBER 30, 2015 MAIN FINANCIAL PERFORMANCE Total Investment Income ($ in millions) Year over Year Growth Distributable Net Investment Income ($ in millions) Year over Year Growth 19%(1) 15%(1) 81% 37% 29% 21% 99% 50% 29% 25% $120.0 $160.0 $140.0 $100.0 $140.8 $99.8 $120.0 $80.0 $100.0 $60.0 $80.0 $60.0 $40.0 $40.0 $20.0 $20.0 $0.0 $0.0 2010 2011 2012 2013 2014 YTD Sept 30, 2015 2010 2011 2012 2013 2014 YTD Sept 30, 2015 (1) Reflects year-to-date September 30, 2015 performance compared with year-to-date September 30, 2014 performance Total Portfolio Investments and Distributable Net Investment Income (“DNII”) per share ($ in millions, except per share data) $2,400.0 $2.80 $2.60 $2.40 $2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $2,200.0 $2.29 $2.32 $2,000.0 $2.17 $2.09 $1,800.0 $1,600.0 $1,400.0 $1,200.0 $1,000.0 $800.0 $600.0 $400.0 $200.0 $0.0 2007 2008 2009 2010 2011 2012 2013 2014 Sept 30, 2015 (2) Portfolio Investments DNII per Share (2) DNII per share for the trailing twelve month period ended September 30, 2015 Portfolio Investments DNII per share Main Street Capital CorporationNYSE: MAINmainstcapital.com $1,867.4 $1,563.3 $1.77 $1,286.2 $1.25 $1.19$924.4 $1.02 $658.1 $0.76 $408.1 $105.7$127.0$159.2 $79.6 $61.9 $41.3 $20.7 $83.1 $116.5 $90.5 $66.2 $36.5 $121.1

SUMMARY FACT SHEET AS OF SEPTEMBER 30, 2015 MAIN TOTAL RETURN PERFORMANCE SINCE IPO Consistent market out-performance through various economic cycles 480% 480% 440% 440% ssionary 400% 400% 360% 360% 320% 320% 280% 280% 240% 240% 200% 200% 160% 160% 120% 120% 80% 80% 40% 40% 0% 0% MAIN (373.5%) BDC Index (231.5%) Russell 2000 (148.3%) S&P 500 (148.0%) KBW Regional Bank Index (87.9%) Notes: (1) (2) Assumes dividends reinvested on date paid The BDC Index includes all BDCs with a market cap greater than $200 million that have been public for more than one year; specifically includes: ACAS, AINV, ARCC, BKCC, CPTA, CSWC, FDUS, FSC, FSFR, FSIC, GAIN, GARS, GBDC, HTGC, MCC, NEWT, NMFC, PFLT, PNNT, PSEC, SLRC, TAXI, TCAP, TCPC, TCRD, TICC and TSLX BDC Index is equal weighted Indexed as of October 5, 2007 and last trading date is September 30, 2015 (3) (4) KEY INVESTOR CONTACTS Vince D. Foster, Chairman of the Board & Chief Executive Officer – vdfoster@mainstcapital.com Dwayne L. Hyzak, President, Chief Operating Officer & Senior Managing Director – dhyzak@mainstcapital.com Brent D. Smith, Chief Financial Officer & Treasurer – bsmith@mainstcapital.com Main Street Capital Corporation 1300 Post Oak Blvd, 8th Floor Houston, Texas 77056 (713) 350-6000 www.mainstcapital.com Main Street Capital CorporationNYSE: MAINmainstcapital.com Rec e Per iod